UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 6, 2008

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane P.O. Box 32428 Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

(502) 366-3452

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

On November 6, 2008, the Registrant published a press release summarizing financial information of the Registrant for the third quarter ended September 30, 2008.

ITEM 9.01.  Financial Statements and Exhibits

(c)	Exhibit 99.1	Press Release for Results of Operations and Financial Condition for Third Quarter ended September 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Services of America, Inc.

Date: November 6, 2008	By:	/s/ Alan L. Schroering
Alan L. Schroering, Chief Financial Officer